                                                                    EXHIBIT 99.1

                          FORM OF LETTER OF TRANSMITTAL
                                       FOR
                                  $700,000,000
                          6 3/4% SENIOR NOTES DUE 2013
                                       OF
                            ARCH WESTERN FINANCE, LLC
--------------------------------------------------------------------------------
       THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M.,
        NEW YORK CITY TIME, ON __________, 2003 (THE "EXPIRATION DATE"),
                  UNLESS EXTENDED BY ARCH WESTERN FINANCE, LLC
--------------------------------------------------------------------------------

                             The Exchange Agent is:

                              THE BANK OF NEW YORK.

By Registered or Certified Mail:                 By Hand or Overnight Courier:
   Corporate Trust Operations                      Corporate Trust Operations
       Reorganization Unit                            Reorganization Unit
  101 Barclay Street - 7 East                    101 Barclay Street - 7 East
   New York, New York 10286                        New York, New York 10286
  Attention: William Buckley                      Attention: William Buckley

                                  By Facsimile:
                                 (212) 298-1915

                        (For Eligible Institutions Only)
                                  By Telephone:
                                 (212) 815-5788

         DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION VIA FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

         The undersigned acknowledges receipt of the Prospectus dated _______ __, 2003 (the "Prospectus") of Arch Western Finance, LLC (the "Company") and this Letter of Transmittal (the "Letter of Transmittal"), which together describe the Company's offer (the "Exchange Offer") to exchange its 6 3/4% Senior Notes Due 2013, which have been registered under the Securities Act of 1933, as amended (the "Registered Notes"), for each of its 6 3/4% Senior Notes Due 2013 (the "Outstanding Notes" and, together with the Registered Notes, the "Notes") from the holders thereof.

         The terms of the Registered Notes are substantially identical in all material respects (including principal amount, interest rate and maturity) to the terms of the Outstanding Notes for which they may be exchanged pursuant to the Exchange Offer, except that the Registered Notes are freely transferable by holders thereof (except as provided herein or in the Prospectus) and are not subject to any covenant regarding registration under the Securities Act.

         YOUR BANK OR BROKER CAN ASSIST YOU IN COMPLETING THIS FORM. THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE EXCHANGE AGENT.

         The undersigned has checked the appropriate boxes below and signed this Letter of Transmittal to indicate that action the undersigned desires to take with respect to the Exchange Offer.

                             PLEASE READ THE ENTIRE
                    LETTER OF TRANSMITTAL AND THE PROSPECTUS
                     CAREFULLY BEFORE CHECKING ANY BOX BELOW

         List below the Outstanding Notes to which this Letter of Transmittal relates. If the space indicated is inadequate, the certificate numbers and aggregate principal amounts should be listed on a separately signed schedule affixed hereto.

                DESCRIPTION OF OUTSTANDING NOTES TENDERED HEREBY

     Name(s) and                                                Aggregate
   Address(es) of                                            Principal Amount           Principal
Registered Holder(s)                Certificate               Represented by             Amount
  (Please fill in)                   Number(s)*              Outstanding Notes          Tendered**
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
                                    Total
--------------------------------------------------------------------------------------------------

*        Need not be completed by book-entry holders.

** Unless otherwise indicated, the holder will be deemed to have tendered the full aggregate principal amount represented by such Outstanding Notes. See Instruction 2.

         Holders of Outstanding Notes whose Outstanding Notes are not immediately available or who cannot deliver all other required documents to the Exchange Agent on or prior to the Expiration Date or who cannot complete the procedures for book-entry transfer on a timely basis, must tender their Outstanding Notes according to the guaranteed delivery procedures set forth in the Prospectus.

         Unless the context otherwise requires, the term "holder" for purposes of this Letter of Transmittal means any person in whose name Outstanding Notes are registered or any other person who has obtained a properly completed bond power from the registered holder or any person whose Outstanding Notes are held by record by The Depository Trust Company ("DTC").

[ ] CHECK HERE IF TENDERED OUTSTANDING NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY AND COMPLETE THE FOLLOWING:

         Name of Registered Holder(s): _________________________________________

         Name of Eligible Institution
         that Guaranteed Delivery: _____________________________________________

         Date of Execution of Notice
         of Guaranteed Delivery: _______________________________________________

         If Delivered by Book Entry Transfer:

         Name of Tendering
         Institution: __________________________________________________________

         Account Number: _______________________________________________________

         Transaction Code Number: ______________________________________________

[ ] CHECK HERE IF REGISTERED NOTES ARE TO BE DELIVERED TO A PERSON OTHER THAN THE PERSON SIGNING THIS LETTER OF TRANSMITTAL:

         Name: _________________________________________________________________

         Address: ______________________________________________________________

[ ] CHECK HERE IF REGISTERED NOTES ARE TO BE DELIVERED TO AN ADDRESS DIFFERENT FROM THAT LISTED ELSEWHERE IN THIS LETTER OF TRANSMITTAL:

         Name: _________________________________________________________________

         Address: ______________________________________________________________

[ ] CHECK HERE IF YOU ARE A BROKER-DEALER WHO ACQUIRED OUTSTANDING NOTES FOR YOUR OWN ACCOUNT AS A RESULT OF MARKET- MAKING OR OTHER TRADING ACTIVITIES AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO:

         Name: _________________________________________________________________

         Address: ______________________________________________________________

         If the undersigned is not a broker-dealer, the undersigned represents that it acquired the Outstanding Notes in the ordinary course of its business, is not engaged in, and does not intend to engage in, a distribution of Registered Notes, and it has no arrangements or understandings with any person to participate in a distribution of Registered Notes. If the undersigned is a broker-dealer that will receive Registered Notes for its own account in exchange for Outstanding Notes, it represents that the Outstanding Notes to be exchanged for Registered Notes were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus in connection with any resale of such Registered Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. A broker-dealer may not participate in the Exchange Offer with respect to Outstanding Notes acquired other than as a result of market-making activities or other trading activities. Any holder who is an "affiliate" of the Company or who has an arrangement or understanding with respect to the distribution of the Exchange Notes to be acquired pursuant to the Exchange Offer, or any broker-dealer who purchased Outstanding Notes from the Company to resell pursuant to Rule 144A under the Securities Act or any other available exemption under the Securities Act must comply with the registration and prospectus delivery requirements under the Securities Act.

               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

LADIES AND GENTLEMEN:

         Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the principal amount of the Outstanding Notes indicated above. Subject to, and effective upon, the acceptance for exchange of all or any portion of the Outstanding Notes tendered herewith in accordance with the terms and conditions of the Exchange Offer (including, if the Exchange Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby exchanges, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Outstanding Notes as are being tendered herewith. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that said Exchange Agent also acts as the agent of the Company in connection with the Exchange Offer) to cause the Outstanding Notes to be assigned, transferred and exchanged.

         The undersigned represents and warrants that it has full power and authority to tender, exchange, assign and transfer the Outstanding Notes and to acquire Registered Notes issuable upon the exchange of such tendered Outstanding Notes, and that when the same are accepted for exchange, the Company will acquire good and unencumbered title to the tendered Outstanding Notes, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim. The undersigned also warrants that it will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the exchange, assignment and transfer of the tendered Outstanding Notes or transfer ownership of such Outstanding Notes on the account books maintained by DTC. The undersigned further agrees that the acceptance of any and all validly tendered Outstanding Notes by the Company and the issuance of Exchange Notes in exchange therefore shall constitute performance in full by all parties to that Registration Rights Agreement, dated as of June 25, 2003 (the "Registration Rights Agreement"), by and among the Company, Arch Coal, Inc., the guarantors named therein and the initial purchasers of the Outstanding Notes and that no such party shall have any further obligations or liabilities thereunder except as provided in Section 3 of such agreement. The undersigned will comply with its obligations under the Registration Rights Agreement. The Exchange Offer is subject to certain conditions as set forth in the Prospectus under the caption "The Exchange Offer
- Conditions." The undersigned recognizes that as a result of these conditions (which may be waived, in whole or in part, by the Company), as more particularly set forth in the Prospectus, the Company may not be required to exchange any of the Outstanding Notes tendered hereby and, in such event, the Outstanding Notes not exchanged will be returned to the undersigned at the address shown below unless indicated otherwise above, promptly following the expiration or termination of the Exchange Offer. In addition, the Company may amend the Exchange Offer at any time prior to the Expiration Date if any of the conditions set forth in the Prospectus under "The Exchange Offer - Conditions" occur.

         The undersigned understands that tenders of Outstanding Notes pursuant to any one of the procedures described in the Prospectus and in the instructions attached hereto will, upon the Company's acceptance for exchange of such tendered Outstanding Notes, constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer. The undersigned recognizes that, under circumstances set forth in the Prospectus, the Company may not be required to accept for exchange any of the Outstanding Notes.

         By tendering Outstanding Notes and executing this Letter of Transmittal, the undersigned represents that Exchange Notes acquired in the exchange will be obtained in the ordinary course of business of the undersigned, that the undersigned has no arrangement or understanding with any person to participate in a distribution (within the meaning of the Securities Act) of such Exchange Notes, that the undersigned is not an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act and that if the undersigned or the person receiving such Exchange Notes, whether or not such person is the undersigned, is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Notes. If the undersigned or the person receiving such Exchange Notes, whether or not such person is the undersigned, is a broker-dealer that will receive Exchange Notes for its own account in exchange for Outstanding Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. If the undersigned is a person in the United Kingdom, the undersigned represents that its ordinary activities involve it in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of its business.

         Any holder of Outstanding Notes using the Exchange Offer to participate in a distribution of the Exchange Notes (1) cannot rely on the position of the staff of the Securities and Exchange Commission enunciated in its interpretive letter with respect to Exxon Capital Holdings Corporation (available April 13,
1989) or similar interpretive letters and (ii) must comply with the registration and prospectus requirements of the Securities Act in connection with a secondary resale transaction.

         All authority herein conferred or agreed to be conferred shall survive the death, bankruptcy or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Tendered Outstanding Notes may be withdrawn at any time prior to the Expiration Date in accordance with the terms of this Letter of Transmittal. Except as stated in the Prospectus, this tender is irrevocable.

         Certificates for all Exchange Notes delivered in exchange for tendered Outstanding Notes and any Outstanding Notes delivered herewith but not exchanged, and registered in the name of the undersigned, shall be delivered to the undersigned at the address shown below the signature of the undersigned.

         The undersigned, by completing the box entitled "Description of Outstanding Notes Tendered Herewith" above and signing this Letter of Transmittal will be deemed to have tendered the Outstanding Notes as set forth in such box.

                          TENDERING HOLDER(S) SIGN HERE
                   (COMPLETE ACCOMPANYING SUBSTITUTE FORM W-9)

         MUST BE SIGNED BY REGISTERED HOLDER(S) EXACTLY AS NAME(S) APPEAR(S) ON CERTIFICATE(S) FOR OUTSTANDING NOTES HEREBY TENDERED OR IN WHOSE NAME OUTSTANDING NOTES ARE REGISTERED ON THE BOOKS OF DTC OR ONE OF ITS PARTICIPANTS, OR BY ANY PERSON(S) AUTHORIZED TO BECOME THE REGISTERED HOLDER(S) BY ENDORSEMETNS AND DOCUMENTS TRANSMITTED HEREWTH. IF SIGNATURE IS BY A TRUSTEE, EXECUTOR, ADMINISTRATOR, GUARDIAN, ATTORNEY-IN-FACT, OFFICER OF A CORPORATION OR OTHER PERSON ACTING IN A FIDUCIARY OR REPRESENTATIVE CAPACITY, PLEASE SET FORTH THE FULL TITLE OF SUCH PERSON. SEE INSTRUCTION 3.

________________________________________________________________________________

________________________________________________________________________________
                           (Signature(s) of Holder(s))

Date: __________________________________________________________________________

Name(s): _______________________________________________________________________

________________________________________________________________________________

Capacity (full title): _________________________________________________________

Address: _______________________________________________________________________

________________________________________________________________________________
                              (Including Zip Code)

Daytime Area Code
and Telephone Number: __________________________________________________________

Taxpayer Identification No.: ___________________________________________________

                            GUARANTEE OF SIGNATURE(S)
                       (If Required -- See Instruction 3)

Authorized Signature: __________________________________________________________

Date: __________________________________________________________________________

Name(s): _______________________________________________________________________

Title: _________________________________________________________________________

Name of Firm: __________________________________________________________________

Address: _______________________________________________________________________
                              (Including Zip Code)

Area Code and Telephone No.: ___________________________________________________

                          SPECIAL ISSUANCE INSTRUCTIONS
                           (SEE INSTRUCTIONS 3 AND 4)

To be completed ONLY if Exchange Notes or Outstanding Notes not tendered are to be issued in the name of someone other than the registered holder of the Outstanding Notes whose name(s) appear(s) above.

Issue:   [ ] Outstanding Notes not tendered to:
         [ ] Exchange Notes to:

Name(s): _______________________________________________________________________
                                 (Please Print)

Address: _______________________________________________________________________

________________________________________________________________________________
                               (Include Zip Code)

Daytime Area Code
and Telephone Number: __________________________________________________________

Taxpayer Identification No.: ___________________________________________________

________________________________________________________________________________

                          SPECIAL DELIVERY INSTRUCTIONS
                           (SEE INSTRUCTIONS 3 AND 4)

To be completed ONLY if Exchange Notes or Outstanding Notes not tendered are to be sent to someone other than the registered holder of the Outstanding Notes whose name(s) appear(s) above, or such registered holder(s) at an address other than that shown above.

Mail:    [ ] Outstanding Notes not tendered to:
         [ ]       Exchange Notes to:

Name(s): _______________________________________________________________________
                                 (Please Print)

Address: _______________________________________________________________________

________________________________________________________________________________
                               (Include Zip Code)
Area Code and
Telephone Number: ______________________________________________________________

                                  INSTRUCTIONS

         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

         1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND CERTIFICATES; GUARANTEED DELIVERY PROCEDURES. A holder of Outstanding Notes may tender the same by (i) properly completing and signing this Letter of Transmittal or a facsimile hereof (all references in the Prospectus to the Letter of Transmittal shall be deemed to include a facsimile thereof) and delivering the same, together with the certificate or certificates, if applicable, representing the Outstanding Notes being tendered and any required signature guarantees and any other documents required by this Letter of Transmittal, to the Exchange Agent at its address set forth above on or prior to the Expiration Date, or (ii) complying with the procedure for book-entry transfer described below, or (iii) complying with the guaranteed delivery procedures described below.

         Holders of Outstanding Notes may tender Outstanding Notes by book-entry transfer by crediting the Outstanding Notes to the Exchange Agent's account at DTC in accordance with DTC's Automated Tender Offer Program ("ATOP") and by complying with applicable ATOP procedures with respect to the Exchange Offer. DTC participants that are accepting the Exchange Offer should transmit their acceptance to DTC, which will edit and verify the acceptance and execute a book-entry delivery to the Exchange Agent's account at DTC. DTC will then send a computer-generated message (an "Agent's Message") to the Exchange Agent for its acceptance in which the holder of the Outstanding Notes acknowledges and agrees to be bound by the terms of, and makes the representations and warranties contained in, this Letter of Transmittal, the DTC participant confirms on behalf of itself and the beneficial owners of such Outstanding Notes all provisions of this Letter of Transmittal (including any representations and warranties) applicable to it and such beneficial owner as fully as if it had completed the information required herein and executed and transmitted this Letter of Transmittal to the Exchange Agent.

         DELIVERY OF THE AGENT'S MESSAGE BY DTC WILL SATISFY THE TERMS OF THE EXCHANGE OFFER AS TO EXECUTION AND DELIVERY OF A LETTER OF TRANSMITTAL BY THE PARTICIPANT IDENTIFIED IN THE AGENT'S MESSAGE. DTC PARTICIPANTS MAY ALSO ACCEPT THE EXCHANGE OFFER BY SUBMITTING A NOTICE OF GUARANTEED DELIVERY THROUGH ATOP.

         THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, THE OUTSTANDING NOTES AND ANY OTHER REQUIRED DOCUMENTS IS AT THE ELECTION AND RISK OF THE HOLDER AND, EXCEPT AS OTHERWISE PROVIDED BELOW, THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED OR CONFIRMED BY THE EXCHANGE AGENT. IF SUCH DELIVERY IS BY MAIL, IT IS SUGGESTED THAT REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, BE USED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO PERMIT TIMELY DELIVERY. NO OUTSTANDING NOTES OR LETTERS OF TRANSMITTAL SHOULD BE SENT TO THE COMPANY.

         Holders whose Outstanding Notes are not immediately available or who cannot deliver their Outstanding Notes and all other required documents to the Exchange Agent on or prior to the Expiration Date, or comply with book-entry transfer procedures on a timely basis, must tender their Outstanding Notes pursuant to the guaranteed delivery procedure set forth in the Prospectus. Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution (as defined below); (ii) on or prior to the Expiration Date, the Exchange Agent must have received from such Eligible Institution a letter, telegram or facsimile transmission (receipt confirmed by telephone and an original delivered by guaranteed overnight courier) setting forth the name and address of the tendering holder, the names in which such Outstanding Notes are registered, and, if applicable, the certificate numbers of the Outstanding Notes to be tendered; and (iii) all tendered Outstanding Notes (or a confirmation of any book-entry transfer of such Outstanding Notes into the Exchange Agent's account at a book-entry transfer facility) as well as this Letter of Transmittal and all other documents required by this Letter of Transmittal, must be received by the Exchange Agent within three New York Stock Exchange trading days after the date of execution of such letter, telegram or facsimile transmission, all as provided in the Prospectus.

         No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders, by execution of this Letter of Transmittal (or facsimile thereof), shall waive any right to receive notice of the acceptance of the Outstanding Notes for exchange.

         2. PARTIAL TENDERS; WITHDRAWALS. If less than the entire principal amount of Outstanding Notes evidenced by a submitted certificate is tendered, the tendering holder must fill in the aggregate principal amount of Outstanding Notes tendered in the box entitled "Description of Outstanding Notes Tendered Herewith." A newly issued certificate for the Outstanding Notes submitted but not tendered will be sent to such holder as soon as practicable after the Expiration Date. All Outstanding Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise clearly indicated.

         If not yet accepted, a tender pursuant to the Exchange Offer may be withdrawn prior to the Expiration Date.

         To be effective with respect to the tender of Outstanding Notes, a written notice of withdrawal must: (i) be received by the Exchange Agent at one of the addresses for the Exchange Agent set forth above before the Company notifies the Exchange Agent that it has accepted the tender of Outstanding Notes Pursuant to the Exchange Offer; (ii) specify the name of the person who tendered the Outstanding Notes to be withdrawn; (iii) identify the Outstanding Notes to be withdrawn (including the principal amount of such Outstanding Notes, or, if applicable, the certificate numbers shown on the particular certificates evidencing such Outstanding Notes and the principal amount of Outstanding Notes represented by such certificates); (iv) include a statement that such holder is withdrawing its election to have such Outstanding Notes exchanged; and (v) be signed by the holder in the same manner as the original signature on this Letter of Transmittal (including any required signature guarantee). The Exchange Agent will return the properly withdrawn Outstanding Notes promptly following receipt of a notice of withdrawal. If Outstanding Notes have been tendered pursuant to the procedure for book-entry transfer, any notice of withdrawal must specify the name and number of the account at the book-entry transfer facility to be credited with the withdrawn Outstanding Notes or otherwise comply with the book-entry transfer facility's procedures. All questions as to the validity of notices of withdrawals, including time of receipt, will be determined by the Company, and such determination will be final and binding on all parties.

         Any Outstanding Notes so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offer. Any Outstanding Notes which have been tendered for exchange but which are not exchanged for any reason will be returned to the holder thereof without cost to such holder (or, in the case of Outstanding Notes tendered by book-entry transfer into the Exchange Agent's account at the book-entry transfer facility pursuant to the book-entry transfer procedures described above, such Outstanding Notes will be credited to an account with such book-entry transfer facility specified by the holder) as soon as practicable after withdrawal, rejection of tender or termination of the Exchange Offer. Properly withdrawn Outstanding Notes may be retendered by following one of the procedures described under the caption "The Exchange Offer -- Procedures for Tendering" in the Prospectus at any time prior to the Expiration Date.

         3. SIGNATURES ON THIS LETTER OF TRANSMITTAL; WRITTEN INSTRUMENTS AND ENDORSEMENTS; GUARANTEES OF SIGNATURES. If this Letter of Transmittal is signed by the registered holder(s) of the Outstanding Notes tendered hereby, the signature must correspond with the name(s) as written on the face of the certificates without alteration, enlargement or any change whatsoever.

         If any of the Outstanding Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

         If a number of Outstanding Notes registered in different names are tendered, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of Outstanding Notes.

         When this Letter of Transmittal is signed by the registered holder or holders (which term, for the purposes described herein, shall include the book-entry transfer facility whose name appears on a security listing as the owner of the Outstanding Notes) of Outstanding Notes listed and tendered hereby, no endorsements of certificates or separate written instruments of transfer or exchange are required.

         If this Letter of Transmittal is signed by a person other than the registered holder or holders of the Outstanding Notes listed, such Outstanding Notes must be endorsed or accompanied by separate written instruments of transfer or exchange in form satisfactory to the Company and duly executed by the registered holder, in either case signed exactly as the name or names of the registered holder or holders appear(s) on the Outstanding Notes.

         If this Letter of Transmittal, any certificates or separate written instruments of transfer or exchange are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and, unless waived by the Company, proper evidence satisfactory to the Company of their authority so to act must be submitted.

         Endorsements on certificates or signatures on separate written instruments of transfer or exchange required by this Instruction 3 must be guaranteed by an Eligible Institution.

         Signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution unless Outstanding Notes are tendered: (i) by a holder who has not completed the box entitled "Special Issuance Instructions" or "Special Delivery Instructions" on this Letter of Transmittal; or (ii) for the account of an Eligible Institution (as defined below). In the event that the signatures in this Letter of Transmittal or a notice of withdrawal, as the case may be, are required to be guaranteed, such guarantees must be by an eligible guarantor institution which is a member of a firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or another "eligible institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (an "Eligible Institution"). If Outstanding Notes are registered in the name of a person other than the signer of this Letter of Transmittal, the Outstanding Notes surrendered for exchange must be endorsed by, or be accompanied by a written instrument or instruments of transfer or exchange, in satisfactory form as determined by the Company, in its sole discretion, duly executed by the registered holder with the signature thereon guaranteed by an Eligible Institution.

         4. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. Tendering holders should indicate, as applicable, the name and address to which the Exchange Notes or certificates for Outstanding Notes not exchanged are to be issued or sent, if different from the name and address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the tax identification number of the person named must also be indicated. Holders tendering Outstanding Notes by book-entry transfer may request that Outstanding Notes not exchanged be credited to such account maintained at the book-entry transfer facility as such holder may designate.

         5. TRANSFER TAXES. The Company shall pay all transfer taxes, if any, applicable to the transfer and exchange of Outstanding Notes to it or its order pursuant to the Exchange Offer, except in the case of deliveries of certificates for Outstanding Notes for Exchange Notes that are to be registered or issued in the name of any person other than the holder of Outstanding Notes tendered thereby. If a transfer tax is imposed for any reason other than the transfer and exchange of Outstanding Notes to the Company or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other person) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exception therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.


         6. WAIVER OF CONDITIONS. The Company reserves the absolute right to waive, in whole or in part, any of the conditions to the Exchange Offer set forth in the Prospectus. To the extent that the Company waives any of the conditions to the Exchange Offer with respect to any tender of Outstanding Notes, the Company also will waive that condition for all other tenders of Outstanding Notes.

         7. MUTILATED, LOST, STOLEN OR DESTROYED SECURITIES. Any holder whose Outstanding Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated below for further instructions.

         8. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Exchange Agent at the address and telephone number set forth above. In addition, all questions relating to the Exchange Offer, as well as requests for assistance or additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Exchange Agent at the address and telephone number indicated above.

         If backup withholding applies, the Exchange Agent is required to withhold 28% of any payments to be made to the holder of Outstanding Notes. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained by filing a tax return with the Internal Revenue Service. The Exchange Agent cannot refund amounts withheld by reason of backup withholding.

         9. IRREGULARITIES. All questions as to the validity, form, eligibility (including time of receipt), and acceptance of Letters of Transmittal or Outstanding Notes will be resolved by the Company, whose determination will be final and binding. The Company reserves the absolute right to reject any or all Letters of Transmittal or tenders that are not in proper form or the acceptance of which would, in the opinion of the Company's counsel, be unlawful. The Company also reserves the right to waive any irregularities or conditions of tender as to the particular Outstanding Notes covered by any Letter of Transmittal or tendered pursuant to such Letter of Transmittal. Neither the Company, the Exchange Agent nor any other person will be under any duty to give notification of any defects or irregularities in tenders or incur any liability for failure to give any such notification. The Company's interpretation of the terms and conditions of the Exchange Offer shall be final and binding.

         IMPORTANT: THIS LETTER OF TRANSMITTAL OR A FACSIMILE OR COPY THEREOF (TOGETHER WITH CERTIFICATES OF OUTSTANDING NOTES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS) OR A NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE.

                            IMPORTANT TAX INFORMATION

         Under U.S. federal income tax law, a holder of Outstanding Notes whose Outstanding Notes are accepted for exchange may be subject to backup withholding unless the holder provides The Bank of New York, as Paying Agent (the "Paying Agent"), through the Exchange Agent, with either (i) such holder's correct taxpayer identification number ("TIN") on Substitute Form W-9 attached hereto, certifying (A) that the TIN provided on Substitute Form W-9 is correct (or that such holder of Outstanding Notes is awaiting a TIN), (B) that the holder of Outstanding Notes is not subject to backup withholding because (x) such holder of Outstanding

Notes is exempt from backup withholding, (y) such holder of Outstanding Notes has not been notified by the Internal Revenue Service that he or she is subject to backup withholding as a result of a failure to report all interest or dividends, or (z) the Internal Revenue Service has notified the holder of Outstanding Notes that he or she is no longer subject to backup withholding and
(C) that the holder of Outstanding Notes is a U.S. person (including a U.S. resident alien); or (ii) an adequate basis for exemption from backup withholding. If such holder of Outstanding Notes is an individual, the TIN is such holder's social security number. If the Paying Agent is not provided with the correct TIN, the holder of Outstanding Notes may also be subject to certain penalties imposed by the Internal Revenue Service.

         Certain holders of Outstanding Notes (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. However, exempt holders of Outstanding Notes should indicate their exempt status on Substitute Form W-9. For example, a corporation should complete the Substitute Form W-9, providing its TIN and indicating that it is exempt from backup withholding. In order for a foreign individual to qualify as an exempt recipient, the holder must submit a Form W-8BEN, signed under penalties of perjury, attesting to that individual's exempt status. A Form W-8BEN can be obtained from the Paying Agent. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for more instructions.

         If backup withholding applies, the Paying Agent is required to withhold 28% of any payments made to the holder of Outstanding Notes or other payee. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service, provided the required information is furnished.

         The box in Part 3 of the Substitute Form W-9 may be checked if the surrendering holder of Outstanding Notes has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked, the holder of Outstanding Notes or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the box in Part 3 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Paying Agent will withhold 28% of all payments made prior to the time a properly certified TIN is provided to the Paying Agent and, if the Paying Agent is not provided with a TIN within 60 days, such amounts will be paid over to the Internal Revenue Service.

         The holder of Outstanding Notes is required to give the Paying Agent the TIN (e.g., social security number or employer identification number) of the record owner of the Outstanding Notes. If the Outstanding Notes are in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

         THIS SUBSTITUTE FORM W-9 MUST BE COMPLETED AND SIGNED. PLEASE PROVIDE YOUR SOCIAL SECURITY NUMBER OR OTHER TAXPAYER IDENTIFICATION NUMBER ON THE FOLLOWING SUBSTITUTE FORM W-9 AND CERTIFY THEREIN THAT YOU ARE NOT SUBJECT TO BACKUP WITHHOLDING.

SUBSTITUTE FORM W-9                             Part 1--PLEASE PROVIDE                           ____________________
                                                YOUR TIN IN THE BOX AT                                    Name
                                                RIGHT AND CERTIFY BY
                                                SIGNING AND DATING BELOW.

                                                Part 2 -- Check the box if you are               ______________________
                                                not subject to backup withholding                Social Security Number
                                                under the provisions of
                                                the Internal Revenue                           OR _______________________
                                                Code because (1) you are                          Employer Identification
                                                exempt from backup                                         Number
                                                withholding, (2) you
DEPARTMENT OF THE TREASURY                      have not been notified
INTERNAL REVENUE SERVICE                        that you are subject to
                                                backup withholding as a
                                                result of failure to
                                                report all interest or
                                                dividends or (3) the
                                                Internal Revenue Service
                                                has notified you that
PAYOR'S REQUEST FOR                             you are no longer
TAXPAYER IDENTIFICATION                         subject to backup
NUMBER (TIN)                                    withholding. ( )

                                                The Internal Revenue Service does not
                                                require your consent to any provision
                                                of this document other than the
                                                certifications required to avoid
                                                backup withholding.

                                                CERTIFICATION: Under penalties
                                                of perjury, I certify that I am a U.S.                 Part 3 -
                                                person and that the information                    Awaiting TIN [ ]
                                                provided on this form
                                                is true, correct and complete.

                                                Signature:___________________

                                                Date:_______________________

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

               YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU
                CHECKED THE BOX IN PART 3 OF SUBSTITUTE FORM W-9.

                CERTIFICATE OF AWAITING TAX IDENTIFICATION NUMBER

         I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Officer or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 28% of all reportable payments made to me thereafter will be withheld.

SIGNATURE: ______________________________________            DATE______________